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                                                                   EXHIBIT 23.2

                        Consent of Independent Auditors

The Board of Directors
First Bancorp

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the joint proxy statement/prospectus.

 /s/ KPMG LLP
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Raleigh, North Carolina
April 3, 2000